Basis Of Presentation Policies	12 Months Ended
Mar. 31, 2013
Accounting Policies [Abstract]
Significant Accounting Policies

Seneca Foods Corporation and Subsidiaries

1. Summary of Significant Accounting Policies

Nature of Operations — Seneca Foods Corporation and subsidiaries (the “Company”) conducts its business almost entirely in food processing, operating 24 plants and 30 warehouses in eight states. The Company markets private label and branded processed foods to retailers and institutional food distributors.

Principles of Consolidation — The consolidated financial statements include the accounts for the parent company and all of its wholly-owned subsidiaries after elimination of intercompany transactions, profits, and balances.

Revenue Recognition — Sales and related cost of product sold are recognized when legal title passes to the purchaser, which is primarily upon shipment of products. When customers, under the terms of specific orders, request that the Company invoice but hold the goods (“Bill and Hold”) for future shipment, the Company recognizes revenue when legal title to the finished goods inventory passes to the purchaser. Generally, the Company receives cash from the purchaser when legal title passes. During the years ended March 31, 2013 and 2012, the Company sold for cash, on a bill and hold basis, $151.2 million and $151.0 million, respectively, of Green Giant finished goods inventory to General Mills Operations, LLC (“GMOL”). At the time of the sale of the Green Giant vegetables to GMOL, title of the specified inventory transferred to GMOL. The Company believes it has met the criteria required by the accounting standards for Bill and Hold treatment. As of March 31, 2013, $75.7 million of 2013 product remained unshipped.

Trade promotions are an important component of the sales and marketing of the Company's branded products, and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to credit risk consist of trade receivables and interest-bearing investments. Wholesale and retail food distributors comprise a significant portion of the trade receivables; collateral is generally not required. A relatively limited number of customers account for a large percentage of the Company's total sales. GMOL sales represented 13%, 13% and 16% of net sales in 2013, 2012 and 2011, respectively. The top ten customers represented approximately 47%, 49% and 49% of net sales for 2013, 2012 and 2011, respectively. The Company closely monitors the credit risk associated with its customers. The Company places substantially all of its interest-bearing investments with financial institutions and monitors credit exposure. Cash and short-term investments in certain accounts exceed the federal insured limit; however, the Company has not experienced any losses in such accounts.

Cash and Cash Equivalents — The Company considers all highly liquid instruments purchased with an original maturity of three months or less as cash equivalents.

Fair Value of Financial Instruments — The fair values of cash and cash equivalents (Level 1), accounts receivable, loan receivable, short-term debt and accounts payable approximate cost because of the immediate or short-term maturity of these financial instruments. See Note 10, Fair Value of Financial Instruments, for a discussion of the fair value of long-term debt.

The three-tier value hierarchy is utilized to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobserved inputs (Level 3). The three levels are defined as follows:

  Level 1- Quoted prices for identical instruments in active markets.

  Level 2- Quoted prices for similar instruments; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable.
  Level 3- Model-derived valuations in which one or more inputs or value-drivers are both significant to the fair value measurement and unobservable.

Deferred Financing Costs — Deferred financing costs incurred in obtaining debt are amortized on a straight-line basis over the term of the debt, which is not materially different than using the effective interest rate method. As of March 31, 2013, there were $1.1 million of deferred financing costs included in other assets on the Consolidated Balance Sheets.

Inventories — Substantially all inventories are stated at the lower of cost; determined under the last-in, first-out (“LIFO”) method; or market.

Income Taxes — The provision for income taxes includes federal and state income taxes currently payable and those deferred because of temporary differences between the financial statement and tax basis of assets and liabilities and tax credit carryforwards. The Company uses the flow-through method to account for its investment tax credits.

The Company evaluates the likelihood of realization of its net deferred income tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization are the Company's forecast of future taxable income, the projected reversal of temporary differences and available tax planning strategies that could be implemented to realize the net deferred income tax assets.

Shipping and Handling Costs — The Company includes all shipping and handling costs billed to customers in net sales and the corresponding costs in cost of products sold.

Advertising Costs — Advertising costs are expensed as incurred. Advertising costs charged to operations were $1.4 million and $3.2 million in 2013 and 2012, respectively.

Accounts Receivable and Doubtful Accounts — Accounts receivable is stated at invoice value, which is net of any off invoice promotions.  A provision for doubtful accounts is recorded based upon an assessment of credit risk within the accounts receivable portfolio, experience of delinquencies (accounts over 15 days past due) and charge-offs (accounts removed from accounts receivable for expectation of non-payment), and current market conditions. Management believes these provisions are adequate based upon the relevant information presently available.

Loan Receivable — Loan receivable is stated as the unpaid principal balance owing to the Company under the Borrower Credit Facility described in Note 3. Interest income is recognized in the period in which it is earned.

Earnings per Common Share — The Company has three series of convertible preferred stock, which are deemed to be participating securities that are entitled to participate in any dividend on Class A common stock as if the preferred stock had been converted into common stock immediately prior to the record date for such dividend. Basic earnings per share for common stock is calculated using the “two-class” method by dividing the earnings attributable to common stockholders by the weighted average of common shares outstanding during the period. Restricted stock is included in all earnings per share calculations.

Diluted earnings per share is calculated by dividing earnings attributable to common stockholders by the sum of the weighted average common shares outstanding plus the dilutive effect of convertible preferred stock using the “if-converted” method, which treats the contingently-issuable shares of convertible preferred stock as common stock.

Years ended March 31,	2013	2012	2011
	(In thousands, except per share amounts)
Basic
Net earnings	$41,413	$11,256	$17,671
Deduct preferred stock dividends	23	23	23
Undistributed earnings	41,390	11,233	17,648
Earnings attributable to participating
preferred	1,406	382	851
Earnings attributable to common
shareholders	$39,984	$10,851	$16,797
Weighted average common shares
outstanding	11,147	11,727	11,564
Basic earnings per common share	$3.59	$0.93	$1.45
Diluted
Earnings attributable to common
shareholders	$39,984	$10,851	$16,797
Add dividends on convertible
preferred stock	20	20	20
Earnings attributable to common
stock on a diluted basis	$40,004	$10,871	$16,817
Weighted average common shares
outstanding-basic	11,147	11,727	11,564
Additional shares to be issued related to
the equity compensation plan	5	5	5
Additional shares to be issued under
full conversion of preferred stock	67	67	67
Total shares for diluted	11,219	11,799	11,636
Diluted earnings per share	$3.57	$0.92	$1.45

Depreciation and Valuation — Property, plant, and equipment are stated at cost. Interest incurred during the construction of major projects is capitalized. For financial reporting, the Company provides for depreciation on the straight-line method at rates based upon the estimated useful lives of the various assets. Depreciation was $22,848,000, $22,226,000, and $22,000,000 in 2013, 2012, and 2011, respectively. The estimated useful lives are as follows: buildings and improvements — 30 years; machinery and equipment — 10-15 years; computer software — 3-5 years; vehicles — 3-7 years; and land improvements — 10-20 years. The Company assesses its long-lived assets for impairment whenever there is an indicator of impairment. Impairment losses are evaluated if the estimated undiscounted cash flows from using the assets are less than carrying value. A loss is recognized when the carrying value of an asset exceeds its fair value. There were $1,216,000 of impairment losses in 2013 included in Plant Restructuring (see Plant Restructuring, note 15). There were no significant impairment losses in 2012 or 2011.

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the related revenues and expenses during the reporting period. Actual amounts could differ from those estimated.

Recently Issued Accounting Standards — In October 2012, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2012-04, “Technical Corrections and Improvements” in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012 (fiscal 2014 for the Company). The adoption of ASU 2012-04 is not expected to have a material impact on the Company's financial position or results of operations.

Reclassifications — Certain previously reported amounts have been reclassified to conform to current period classification.